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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) January 16, 2002

Tetra Tech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19566	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

670 N. Rosemead Boulevard, Pasadena, California 91107-2190
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (626) 351-4664

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events

        On January 16, 2002, Tetra Tech, Inc. ("Tetra Tech") announced results for its first fiscal quarter ended December 30, 2001. Tetra Tech's press release, dated January 16, 2002, titled "Tetra Tech Reports First Quarter 2002 Results" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

99.1	Press Release titled "Tetra Tech Reports First Quarter 2002 Results" dated January 16, 2002.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2002
TETRA TECH, INC.
	By:	/s/ JAMES M. JASKA
James M. Jaska President and Chief Financial Officer

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Form 8-K
Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures